EXHIBIT     DESCRIPTION

EX-99.B1 Amended and Restated Articles of Incorporation of American Century Quantitative Equity Funds (filed as a part of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant, File No. 33-19589 filed on April 30, 1998, and incorporated herein by reference.)

EX-99.B2 Amended and Restated Bylaws dated March 9, 1998 (filed as a part of Post-Effective Amendment No. 21 to the Registration Statement on Form N1-A of the Registrant, File No. 33-19589, filed on April 15, 1998, and incorporated herein by reference).

EX-99.B5a   Management  Agreement  - Investor  Class  between  American  Century
            Quantitative   Equity   Funds  and   American   Century   Investment
            Management,  Inc.,  dated  August  1,  1997  (filed  as  a  part  of
            Post-Effective  Amendment  No. 33 to the  Registration  Statement on
            Form N1-A of American  Century  Government  Income  Trust,  File No.
            2-99222, filed July 31, 1997, and incorporated herein by reference).

EX-99.B5b   Amendment to Management  Agreement - Investor Class between American
            Century  Quantitative  Equity Funds and American Century  Investment
            Management,   Inc.,  dated  March  9,  1998  (filed  as  a  part  of
            Post-Effective  Amendment  No. 23 to the  Registration  Statement on
            Form N-1A of American Century Municipal Trust, File No. 2-91229, filed March 26, 1998, and incorporated herein by reference).

EX-99.B5c   Management  Agreement  -  Advisor  Class  between  American  Century
            Quantitative   Equity   Funds  and   American   Century   Investment
            Management,  Inc.,  dated  August  1,  1997  (filed  as  a  part  of
            Post-Effective  Amendment  No. 27 to the  Registration  Statement on
            Form N1-A of for American Century Target  Maturities Trust, File No.
            2-94608, filed on August 29, 1997, and incorporated herein by reference).

EX-99.B5d   Amendment to Management  Agreement - Advisor Class between  American
            Century  Quantitative  Equity Funds and American Century  Investment
            Management, Inc., dated June 29, 1998.

EX-99.B5e   Management  Agreement - Institutional Class between American Century
            Quantitative   Equity   Funds  and   American   Century   Investment
            Management,  Inc.,  dated  August  1,  1997  (filed  as  a  part  of
            Post-Effective  Amendment  No. 20 to the  Registration  Statement on
            Form N1-A of the Registrant,  File No. 33-19589, filed on August 29,
            1997, and incorporated herein by reference).

EX-99.B5f   Amendment to  Management  Agreement -  Institutional  Class  between
            American  Century  Quantitative  Equity Funds and  American  Century
            Investment Management, Inc., dated June 29, 1998.

EX-99.B6a   Distribution  Agreement between American Century Quantitative Equity
            Funds and Funds Distributor, Inc., dated January 15, 1998 (filed as a part of Post-Effective Amendment No. 28 to the Registration
            Statement on Form N1-A of American Century Target  Maturities Trust,
            File No. 2-94608, filed on January 30, 1998, and incorporated herein by reference).

EX-99.B6b   Amendment  to  Distribution   Agreement   between  American  Century
            Quantitative Equity Funds and Funds Distributor, Inc., dated June 1,
            1998.

EX-99.B8 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996 Post-Effective Amendment No. 31 to the Registration Statement on Form N1-A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.B9a   Transfer Agency  Agreement  between  American  Century  Quantitative
            Equity Funds and American Century Services Corporation, dated August
            1, 1997 (filed as a part of  Post-Effective  Amendment No. 33 to the
            Registration  Statement on Form N1-A of American Century  Government
            Income Trust, File No. 2-99222, filed on July 31, 1997, and incorporated herein by reference).

EX-99.B9b   Amendment to Transfer  Agency  Agreement  between  American  Century
            Quantitative Equity Funds and American Century Services Corporation, dated June 29, 1998.

EX-99.B10   Opinion and Consent of Janet A. Nash, Esq.

EX-99.B11   Consent of Coopers & Lybrand L.L.P.

EX-99.B14a  American Century Individual  Retirement Account plan,  including all instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(a) to Post-Effective Amendment No. 9 filed October 3, 1992.

EX-99.B14b  American   Century   Pension/Profit-Sharing   plan,   including  all
            instructions and other relevant documents, is incorporated herein by reference to Exhibit 14(b) to Post-Effective Amendment No. 9 filed
            October 3, 1992.

EX-99.B15a  Master  Distribution  and  Shareholder  Services  Plan  of  American
            Century Government Income Trust, American Century International Bond Fund, American Century Target Maturities Trust and American Century Quantitative Equity Funds (Advisor Class) dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N1-A for American Century Target Maturities Trust, File No. 2-94608, filed on August 29, 1997, and incorporated herein by reference).

EX-99.B15b  Amendment to Master  Distribution  and Shareholder  Services Plan of
            American Century Quantitative Equity Funds (Advisor Class) dated June 29, 1998.

EX-99.B17   Power  of  Attorney  dated  January  15,  1998  (filed  as a part of
            Post-Effective  Amendment  No. 21 to the  Registration  Statement on
            Form N1-A of the Registrant,  File No. 33-19589,  filed on April 15,
            1998, and incorporated herein by reference).

EX-99.B18a  Multiple  Class Plan of American  Century  California  Tax-Free  and
            Municipal Funds, American Century Government Income Trust, American Century International Bond Funds, American Century Investment Trust, American Century Municipal Trust, American Century Target Maturities Trust and American Century Quantitative Equity Funds dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 27 to the Registration Statement on Form N1-A for American Century Target Maturities Trust, File No. 2-94608, filed on August 29, 1997, and incorporated herein by reference).

EX-99.B18b  Amendment to Multiple  Class Plan of American  Century  Quantitative
            Equity Funds dated June 29, 1998.

EX-27.1.1   FDS - American Century Small Cap Quantitative Fund.